EXHIBIT 21.1

SUBSIDIARIES OF THE KROGER CO.

84.51 LLC [Ohio]

84.51 HQ Building Company, LLC [Ohio]

Alpha Beta Company [California]

Ansonborough Square Investors I, LLC [Delaware]

Ansonborough Square Retail, LLC [South Carolina]

Ardrey Kell Investments, LLC [North Carolina]

Bay Area Warehouse Stores, Inc. [California]

Beech Tree Holdings, LLC [Delaware]

Bell Markets, Inc. [California]

Bleecker Ventures LLC [New York]

Bluefield Beverage Company [Ohio]

Box Cutter, Inc. [New York]

Brier Creek Arbors Drive Retail, LLC [North Carolina]

Cala Co. [Delaware]

Cala Foods, Inc. [California]

CB&S Advertising Agency, Inc. [Oregon]

Cheeses of All Nations, Inc. [New York]

Country Oven, Inc. [Ohio]

Crawford Stores, Inc. [California]

Creedmoor Retail, LLC [North Carolina]

Dillon Companies, LLC [Kansas]

Also Doing Business As:

   Baker's Supermarkets

   City Market

   Dillon Food Stores

Gerbes Supermarkets

Inter-American Products

King Soopers

Peyton’s Fountain

Dillon Real Estate Co., Inc. [Kansas]

Distribution Trucking Company [Oregon]

Dotto, Inc. [Indiana]

Edgewood Plaza Holdings, LLC [Ohio]

Embassy International, Inc. [Ohio]

Farmacia Doral, Inc. [Puerto Rico]

FM, Inc. [Utah]

FMJ, Inc. [Delaware]

Also Doing Business As:

FMJ Ecommerce

Fred Meyer Jewelers Mail Order

fredmeyerjewelers.com

littmanjewelers.com

Food 4 Less GM, Inc. [California]

Food 4 Less Holdings, Inc. [Delaware]

Food 4 Less Merchandising, Inc. [California]

Food 4 Less of California, Inc. [California]

Food 4 Less of Southern California, Inc. [Delaware]

Fred Meyer, Inc. [Delaware]

[ ] Brackets indicate state or country of incorporation or organization and do not form part of corporate name.

Fred Meyer Jewelers, Inc. [California]

Also Doing Business As:

Fred Meyer Jewelers

Littman Jewelers

Fred Meyer Stores, Inc. [Ohio]

Also Doing Business As:

Fred Meyer

Inter-American Products

QFC

Quality Food Centers

Swan Island Dairy

Glasswing Labs LLC [Ohio]

Glendale/Goodwin Realty I, LLC [Ohio]

Grubstake Investments, LLC [Oregon]

Harris Teeter, LLC [North Carolina]

Harris Teeter Properties, LLC [North Carolina]

Harris-Teeter Services, Inc. [North Carolina]

Harris Teeter Supermarkets, Inc. [North Carolina]

Healthy Options Inc. [Delaware]

Also Doing Business As:

Columbus Central Fill

Postal Prescription Services

Henpil, Inc. [Texas]

Hood-Clayton Logistics LLC [Georgia]

HT Fuel DE, LLC [Delaware]

HT Fuel NC, LLC [North Carolina]

HT Fuel SC, LLC [South Carolina]

HT Fuel VA, LLC [Virginia]

HTGBD, LLC [North Carolina]

HTP Bluffton, LLC [North Carolina]

HTP Plaza LLC [North Carolina]

HTP Relo, LLC [North Carolina]

HTPS, LLC [North Carolina]

HTTAH, LLC [North Carolina]

Hughes Markets, Inc. [California]

Hughes Realty, Inc. [California]

Inter-American Foods, Inc. [Ohio]

Inter-American Products, Inc. [Ohio]

IRP, LLC [Wisconsin]

I.T.A., Inc. [Wisconsin]

ITAC 119, LLC [North Carolina]

ITAC 265, LLC [North Carolina]

Jondex Corp. [Wisconsin]

Jubilee Carolina, LLC [North Carolina]

J.V. Distributing, Inc. [Michigan]

KCDE-2 LLC [Ohio]

KCDE-3 LLC [Ohio]

KCDE-4 LLC [Ohio]

KCDE-5 LLC [Ohio]

KCDE – 2012, LLC [Ohio]

KCDE – 2013, LLC [Ohio]

Kee Trans, Inc. [Wisconsin]

Kessel FP, L.L.C. [Michigan]

Kessel RCD, L.L.C. [Michigan]

Kessel Saginaw, L.L.C. [Michigan]

[ ] Brackets indicate state or country of incorporation or organization and do not form part of corporate name.

KGO LLC [Ohio]

Kiosk Medicine Kentucky, LLC [Kentucky]

Also Doing Business As:

 The Little Clinic

Kirkpatrick West Retail, LLC [Virginia]

KPF Insurance Services LLC [Ohio]

KPF, LLC [Delaware]

KPS, LLC [Ohio]

KRGP Inc. [Ohio]

Also Doing Business As:

Kitchen 1883

KRLP Inc. [Ohio]

The Kroger Co. of Michigan [Michigan]

Also Doing Business As:

   Inter-American Products

Kessel Food Markets

Kessel Pharmacies

Kroger

Kroger Fresh Fare

Michigan Dairy

Kroger Community Development Entity, LLC [Ohio]

Kroger Dedicated Logistics Co. [Ohio]

Also Doing Business As:

KDL

Kroger G.O. LLC [Ohio]

Kroger Limited Partnership I [Ohio]

Also Doing Business As:

Chef’s Choice Catering

Foods Plus

Gene Maddy Drugs

Inter-American Products

   JayC Food Stores

Kentucky Distribution Center

Kroger Food Stores

Kroger Marketplace

Owen's Supermarket

Pay Less Super Markets

Peyton's Southeastern

Queen City Centre

Ruler Foods

Scott’s Food & Pharmacy

Kroger Limited Partnership II [Ohio]

Also Doing Business As:

Country Oven Bakery

Crossroad Farms Dairy

Inter-American Products

K. B. Specialty Foods

   Kenlake Foods

Pace Dairy of Indiana

Peyton's Northern

Winchester Farms Dairy

Kroger Management Co. [Michigan]

Kroger Management – Corryville, LLC [Ohio]

Kroger Management – NMTC Athens I, LLC [Ohio]

Kroger Management – NMTC Champaign I, LLC [Ohio]

[ ] Brackets indicate state or country of incorporation or organization and do not form part of corporate name.

Kroger Management – NMTC Champaign II, LLC [Ohio]

Kroger Management – NMTC Cincinnati I, LLC [Ohio]

Kroger Management – NMTC Dallas I, LLC [Ohio]

Kroger Management – NMTC Danville I, LLC [Ohio]

Kroger Management – NMTC Griffin I, LLC [Ohio]

Kroger Management – NMTC Logansport I, LLC [Ohio]

Kroger Management – NMTC Missouri I, LLC [Ohio]

Kroger Management – NMTC Oak Ridge I, LLC [Ohio]

Kroger Management – NMTC Olney I, LLC [Ohio]

Kroger Management – NMTC Omaha I, LLC [Ohio]

Kroger Management – NMTC Portsmouth I, LLC [Ohio]

Kroger Management – NMTC Starkville I, LLC [Ohio]

Kroger Management – NMTC Topeka I, LLC [Ohio]

Kroger Management – NMTC Warrenton I, LLC [Ohio]

Kroger MC Holdings, LLC [Ohio]

Kroger MTL Management, LLC [Ohio]

Kroger NMTC Fremont I, LLC [Ohio]

Kroger Opportunity Fund I, Inc. [Ohio]

Kroger OZ1 Inc. [Ohio]

Kroger OZ2 Inc. [Ohio]

Kroger OZ3 Inc. [Ohio]

Kroger OZ1 LLC [Ohio]

Kroger OZ2 LLC [Ohio]

Kroger OZ3 LLC [Ohio]

Kroger Prescription Plans, Inc. [Ohio]

Kroger Specialty Infusion AL, LLC [Alabama]

Kroger Specialty Infusion CA, LLC [California]

Kroger Specialty Infusion Holdings, Inc. [Delaware]

Kroger Specialty Infusion TX, LLC [Texas]

Kroger Specialty Pharmacy CA, LLC [Delaware]

Kroger Specialty Pharmacy CA 2 LLC [Delaware]

Kroger Specialty Pharmacy FL 2 LLC [Delaware]

Kroger Specialty Pharmacy Holdings, Inc. [Delaware]

Kroger Specialty Pharmacy Holdings I, Inc. [Delaware]

Kroger Specialty Pharmacy Holdings 2, Inc. [Delaware]

Kroger Specialty Pharmacy Holdings 3, Inc. [Delaware]

Kroger Specialty Pharmacy, Inc. [Florida]

Also Doing Business As:

Kroger Specialty Pharmacy CA

Kroger Specialty Pharmacy FL

Kroger Specialty Pharmacy MS

Kroger Specialty Pharmacy LA, LLC [Louisiana]

Also Doing Business As:

Kroger Specialty Pharmacy TX

Kroger Texas L.P. [Ohio]

Also Doing Business As:

America's Beverage Company

Inter-American Products

Kroger

Vandervoort Dairy Foods Company

LCGP3 Home Cooking, Inc. [Delaware]

The Little Clinic LLC [Delaware]

The Little Clinic Management Services LLC [Delaware]

The Little Clinic of Arizona LLC [Delaware]

The Little Clinic of Colorado LLC [Delaware]

[ ] Brackets indicate state or country of incorporation or organization and do not form part of corporate name.

The Little Clinic of IN LLC [Delaware]

The Little Clinic of Kansas LLC [Delaware]

The Little Clinic of Mississippi LLC [Delaware]

The Little Clinic of Ohio LLC [Ohio]

The Little Clinic of Tennessee LLC [Delaware]

The Little Clinic of TX LLC [Delaware]

The Little Clinic of VA LLC [Delaware]

Local Mkt LLC [Ohio]

Also Doing Business As:

Fresh Eats MKT

Main & Vine LLC [Ohio]

Matthews Property 1, LLC [North Carolina]

Mega Marts, LLC [Wisconsin]

Also Doing Business As:

  Metro Market

Pick ‘n Save

Michigan Dairy, L.L.C. [Michigan]

Murray’s Cheese LLC [Ohio]

Murray’s LIC LLC [New York]

Also Doing Business As:

Murray’s Cheese Bar

Murray’s Table LLC [New York]

Pace Dairy Foods Company [Ohio]

Paramount Logistics, LLC [Ohio]

Pay Less Super Markets, Inc. [Indiana]

Peyton's-Southeastern, Inc. [Tennessee]

Also Doing Business As:

Peyton's Mid-South Company

Plum Labs LLC [Ohio]

Pontiac Foods, Inc. [South Carolina]

Queen City Assurance, Inc. [Vermont]

Ralphs Grocery Company [Ohio]

Also Doing Business As:

Food 4 Less

Food 4 Less Midwest

Foods Co.

Inter-American Products

Ralphs

Ralphs Fresh Fare

Ralphs Marketplace

RBF, LLC [Wisconsin]

Relish Labs LLC [Delaware]

Also Doing Business As:

Home Chef

RGC Southeast Properties LLC [Ohio]

Rocket Newco, Inc. [Texas]

Roundy’s Acquisition Corp. [Delaware]

Roundy’s Illinois, LLC [Wisconsin]

Also Doing Business As:

  Mariano’s

Roundy’s, Inc. [Delaware]

Roundy’s Supermarkets, Inc. [Wisconsin]

Also Doing Business As:

Mariano’s Pharmacy

RCK Foods

[ ] Brackets indicate state or country of incorporation or organization and do not form part of corporate name.

Second Story, Inc. [Washington]

Shop-Rite, LLC [Wisconsin]

Also Doing Business As:

  Metro Market

Pick ‘n Save

Smith’s Beverage of Wyoming, Inc. [Wyoming]

Smith’s Food & Drug Centers, Inc. [Ohio]

Also Doing Business As:

Fry’s Food Stores

Fry’s Marketplace

Fry’s Mercado

Inter-American Products

Smith’s Express

Smith’s Food & Drug

Smith’s Fuel Centers

Smith’s Marketplace

Southern Ice Cream Specialties, Inc. [Ohio]

Stallings Investors I, LLC [North Carolina]

Sunrise R&D Holdings, LLC [Ohio]

Sunrise Technology LLC [Ohio]

TLC Corporate Services LLC [Delaware]

TLC Immunization Clinic LLC [Delaware]

TLC of Georgia LLC [Delaware]

Also Doing Business As:

The Little Clinic

Topvalco, Inc. [Ohio]

Ultimate Mart, LLC [Wisconsin]

Also Doing Business As:

  Copps

Metro Market

Pick ‘n Save

Ultra Mart Foods, LLC [Wisconsin]

Also Doing Business As:

  Pick ‘n Save

Vine Court Assurance Incorporated [Vermont]

Vitacost.com, Inc. [Delaware]

Woodmont Holdings, LLC [North Carolina]

[ ] Brackets indicate state or country of incorporation or organization and do not form part of corporate name.